Exhibit 99.1

Turtle Beach Corporation | NASDAQ: HEAR

ICR XChange Conference | January 13, 2015

Safe Harbor Statement

This presentation includes “forward-looking statements” within the meaning of the Private

Securities Litigation Reform Act of 1995. These forward-looking statements include, for example, statements regarding benefits of the recently completed merger, integration plans, expected synergies, market opportunities, future products and anticipated future financial and operating performance and results, including estimates for growth. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties that could cause

Turtle Beach Corporation’s results to differ materially from those described in the forward-looking statements can be found in the prospectus supplement filed with the SEC by Turtle Beach Corporation on April 24, 2014 and in Turtle Beach’s most recent Annual Report on Form 10-K in the section entitled “Risk Factors,” filed with the SEC and available on the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Turtle Beach Corporation undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. This presentation also contains trademarks and trade names that are property of their respective owners.

Company Snapshot

Dominant console gaming headset brand in early stages of once-in-a-decade industry growth cycle

Disruptive technology with demonstrated success in commercial markets and pending launch of product for $5 billion hearing health category

Brand and Product Overview

Console Gaming Headsets

PC Gaming Headsets

Mobile Headsets

Commercial

Healthcare

Consumer

Licensing

HIGHLIGHTS

Dominant gaming audio brand with ~ 50%

market share and large, loyal customer base

At the front end of a console gaming cycle

expected to fuel industry growth

Company well positioned given advantages in

products, retail distribution, and partnerships

Additional growth opportunities in PC gaming

headset category and international markets

Roughly $185m revenue business with EBITDA

margins in the high single digit range

HIGHLIGHTS

Unique, breakthrough audio technology that allows directed placement of sound

Patented technology with potential to disrupt multiple large audio markets

Viability in commercial markets demonstrated via recent national retail chain deployment

Preparing to launch product in 2015 into $5b hearing health market

Future opportunities in consumer markets and via licensing agreements

Strong and growing patent portfolio with over 30 issued and 80 pending patents

Unique combination of strong existing audio business and disruptive new audio technology

Headsets

Dominant Gaming Audio Provider

Overview

#1 gaming headset in 2013 by dollar share

49% of U.S. market

53% of U.K. market

Broad portfolio of console headsets for Xbox and PlayStation platform as well as growing offering of PC gaming headsets

Headsets in 27,000 storefronts in

44 countries at year-end 2013

Brand on the rise, with awareness among Xbox and PlayStation console gamers increasing 40% from 2012 to 2014

Turtle Beach accounted for 9 of the top 15 headsets sold in the U.S. during 2013

Leading Market Share

2013 U.S. Gaming Headset Dollar Market Share

Turtle Beach 49.1%

2.9%2.6%1.5% 2.8%

4.9%

5.7%

8.8%

10.6%

11.1%

Sources: U.S. data from The NPD Group, Inc. , July 2014 Turtle Beach Brand Awareness and Sentiment Study by The NPD Group, Inc.

Console Transition Expected To Drive Growth

Global Console Hardware and Software Sales

Dollars in billions

$45

$40

$35

$30

$25

$20

$15

$10

$5

$0

2003 2006 2009 2012 2015 2018

Fifth-Gen

Sixth-Gen

Current

Today

In each past transition, total industry revenue reached new highs within three years

Console hardware and software sales are forecasted to increase 58% to $42 billion from 2013 to 2018

New Generation Console Sales

Cumulative Xbox One and PS4 sales in millions

81% of expected sales still to come*

19% of sales completed*

2013 2014 2015 2016 2017 2018

Current cycle is off to a strong start with new platform sales more than 70% higher than same period in prior cycle

Cycle is less than 20% completed to date with 80% of expected installed base growth yet to come

* Percentage of total cumulative expected Xbox One and PS4 unit sales through 2018 Source: DFC Intelligence Forecasts: Worldwide Console Forecast, October 2014

2015 Marks Expected Crossover Point



Active Installed Base of Consoles
Millions
140
120
100
80
60
40
20
-
2013
2014
2015
2016
2017
2018
Next Gen: Xbox One, PS4
Last Gen: Xbox360, PS3
Crossover point: Next Gen active installed base exceeds Last Gen active installed base

Source: DFC October 2014

PROJECTED IMPACT OF CONSOLE TRANSITION ON HEADSETS

2013:
- Last Gen headset sales begin to slow
- Last Gen headset portfolio is reduced (fewer models)
- Next Gen console specs become available
- Specs timing limits Next Gen headset portfolio

2014:
- Last Gen headset sales continue to decline
- Sales of first models of Next Gen headsets ramp
- Last Gen product portfolio further narrowed
- Next Gen headset portfolio increases (more models)

2015:
- Next Gen ramp begins to offset Last Gen decline
- Next Gen headset portfolio largely complete

2016-2017:
- Next Gen headset sales exceed Last Gen sales
- 2nd round of Next Gen Headsets launched, adding sales

2018:
- Next Gen installed base peaks after rapid growth
- Normal industry growth trend expected after 2018

7

Multiplayer Gaming Drives Headset Sales

The limited number of AAA multiplayer video game releases in the first half of 2014 contributed to the slow growth in attach rates for gaming headsets

3 Major multiplayer titles launched from January to September

An increase in multiplayer titles released in late 2014 will drive gaming headset attach rates

Major multiplayer titles to launch between October and December

4

Major console multiplayer titles to

launch in 1H15 (delayed from 4Q14)

Turtle Beach Has Differentiating Technology

Advanced Chat

A suite of chat technology including noise gate, chat boost, variable microphone monitor

Bluetooth

Dual-pairing Bluetooth in most wireless headsets for wireles chat, mobile gaming, audio calls and music streaming

DTS Headphone:X

The first gaming headsets with DTS 7.1 surround sound to provide incredibly accurate and immersive directional sound

Digital Signal Processing (DSP)

Advanced DSP for game audio and chat presets that can be customized using a new mobile app

Active Noise Cancellation

The first gaming headset to use noise cancellation for both inbound audio and outbound chat

Superhuman Hearing

Provides a competitive advantage by making important, quiet sounds louder and easier to hear

Leading Products for Both New Platforms

TURTLE BEACH CORPORATION

Red = First and Only Innovations

PS4



Elite 800

Flagship Wireless Surround

- Active Noise Cancellation
- DTS 7.1 Headphone:X
- Charging Stand & TX
- Introduced October 2014



Stealth 500P

Wireless Surround

- DTS 7.1 Headphone:X
- DTS Surround Modes
- EQ Presets
- Introduced October 2014



Stealth 400

Wireless Stereo

- Digital Stereo Sound
- Universal PS4 Compatibility
- EQ Presets
- Introduced October 2014



P12

Wired Stereo

- Single USB Connection
- In-Line Amplifier
- Mic Monitoring
- Introduced July 2014

XBOX ONE



Elite 800X

Flagship Wireless Surround

- Active Noise Cancellation
- DTS 7.1 Headphone:X
- Charging Stand & TX
- Planned May 2015



Stealth 500X

Wireless Surround

- First true wireless XB1
- DTS 7.1 Headphone:X
- Genre-Specific Presets
- Introduced October 2015



XO SEVEN Pro

Wired to Controller

- Superhuman Hearing
- Mic Monitoring
- Game/Mic Presets
- Introduced Dec. 2015



XO FOUR Stealth

Wired to Controller

- Game/Mic Presets
- Mic Monitoring
- Introduced Dec. 2015



XO One

Wired to Controller

- Game/Mic Presets
- Mic Monitoring
- Variable Bass Boost
- Introduced October 2015

10

Exceptionally Strong Retail Distribution

Points of Distribution Retailers

Over 370,000 points of Strong retail relationships

distribution (POD)

3x increase in North U.S. and Canada

America since 2011

5x increase in

International since 2011

Added Chinese distribution

U.K. and Europe

Points of Distribution

North America

370,000

International

Asia

240,000

128,000

Latin America

EOY 2011 EOY 2012 EOY 2013

Interactive Kiosks

~18,000 interactive kiosks

Interactive retail displays allow consumers to sample headsets in store

Kiosks drive a meaningful increase in sell-through following deployment

Unparalleled Strategic Relationships

Consoles

The only gaming headset brand that is officially licensed for all three major consoles

Software and

Entertainment

Partnerships with some

of the world’s leading

entertainment brands

Gaming and Streaming

Official audio partner of the world’s largest professional gaming league and most popular game streaming site

Growth Opportunities In PC and International

PC Gaming Headsets International Markets

Growing market opportunity International markets

Expanded PC gaming headset portfolio, launching 8 new SKUs in 2014 YTD 2014 U.S. PC gaming headset market is up 25% or $9.5M compared to YTD 20132 60% year-over-year dollar share increase for Turtle Beach in the U.S. for the first 11 months of 20142 Significant international opportunity as PC gaming is more popular than console gaming in several European and Asian markets Introducing PC gaming companion products, including mice, keyboards and mousepads

More sales of next-gen consoles are occurring outside the U.S. than during previous generations Solid growth in Europe during 2014 led by the U.K. plus strong share gains in Germany & France Turtle Beach has more than doubled the number of countries with retail distribution since 2011, increasing from 22 to 49 over four years

China represents growth opportunity for both console and PC gaming headset business

227 million gamers in China; 65 million hard core Turtle Beach first-to-market with Xbox One gaming headsets in China PC Gaming headset sales in China are forecasted to reach $55 million in 2014 and $200 million by 20163 Turtle Beach has announced a new Call of Duty Online gaming headsets exclusively for China

33. Source: DFC Intelligence Forecasts 1. Source: DFC Intelligence Forecasts: Worldwide Console Forecast, February 2014

2. Source: The NPD Group, Inc. 13

Disruptive and Unique HyperSound Technology

TURTLE BEACH CORPORATION

New Sound Delivery Mechanism

- Fundamentally new approach to audio
- Thin panels generate an ultrasound beam
- Audio is injected into the beam
- Sound is contained to the air within the ultrasound beam

HyperSound



Ultrasound Beam
Audible Sound

Standard Speaker



Audible Sound

Innovations

Patent-protected innovations provide a competitive advantage over other solutions in the marketplace.

- Digital signal processing has **significantly improved audio quality** and **frequency response**
- Electronics advancements have enabled the use of **low voltage cables** and **lower overall power consumption**
- Innovations in emitter panel design have improved the ratio of audio volume to panel size, allowing for the production of **smaller, louder emitter panels**
- Advances in emitter manufacturing process now allow for **cost effective mass production**

15

Multiple Commercial Market Opportunities

TURTLE BEACH CORPORATION

BENEFIT

HyperSound's ability to place sound in a specific location makes it ideal for many commercial uses

MARKET OPPORTUNITY

- Pre-defined sound zones for in-store promotional, informational and way-finding messages
- Audio for interactive kiosks and displays
  - 20M digital signs currently in use in North America[1]
  - 34M ATMs, vending machines and self-service kiosks in North America by 2015[2]
  - 2.5M self-service kiosks by 2015[2]
  - 120,000 fast food restaurants in the U.S.[3]
  - 900 casinos and 850,000 electronic gaming machines in the U.S.[4]


CALL·DUTY
11.4.14
CALL·DUTY
ADVANCED WARFARE
CALL·DUTY
CALL·DUTY
SEASON PASS
CALL·DUTY

STATUS

- In November 2014 achieved first wide-scale deployment of HyperSound® virtual reality audio zones in Activision Call of Duty®: Advanced Warfare retail displays in approximately 1,000 Best Buy locations in North America
- Pursuing multiple showcase installations at brand-name retailers

1. BUNN Research, January 2014.
2. *Self-Service Markets: ATMs, Kiosks, Vending Machines*, BCC Research, March 2011.
3. QSR, August 2013.
4. *2013 Survey of Casino Entertainment*, American Gaming Association, October 2013.

16

Significant Hearing Health Opportunity

BENEFIT

HyperSound provides significant improvement in listening experience for individuals with hearing loss

MARKET OPPORTUNITY

- Targeting living room TV/audio solution to improve speech comprehension and enhance listening experience
- Large, addressable markets
  - 360M worldwide and 48M in the U.S. with hearing loss[1]
  - 35% to 40% of population over 65 suffer from hearing loss[1]
  - $4B U.S. hearing-aid market, with ~11M units sold annually[1]

STATUS

- Received FDA clearance for HyperSound Audio System in February 2014
- Hired hearing aid industry veteran Rodney Schutt as SVP and General Manager of HyperSound in 2014
- Products in development and expected to ship in 2015




AMBIENT SOUND
HYPERSOUND
HYPERSOUND
AMBIENT SOUND

1. Johns Hopkins School of Medicine, November 2011.

17

Future Opportunities

Consumer

BENEFIT: HyperSound allows for immersive 3D audio in a wide variety of consumer electronics applications

MARKET OPPORTUNITY

Home theater systems

Entertainment and gaming soundbars Computer speakers

STATUS

Pursuing consumer product development in 2016 and beyond

Licensing

BENEFIT: HyperSound can be integrated into a wide variety of commercial and consumer products

MARKET OPPORTUNITY

Automotive and other transportation markets Government and military applications Displays and televisions Others?

STATUS

Actively engaged in initial licensing discussions to incorporate HyperSound technology

Steady Stream of HyperSound Opportunities

TURTLE BEACH CORPORATION

Application	Strategy	2014	2015	2016	2017
Commercial	Become the market leader in directed audio systems in kiosk and sound zone applications	2014 +			
Hearing Health	Create an entirely new market of ultrasonic audio products that benefit people with hearing loss		2015 +		
Consumer	Apply the unique benefits of HyperSound to a broad array of consumer products			2016 +	
Licensing	Leverage broad applications of HyperSound into external, licensed products		2015 +		
Research	Continued R&D to advance the technology and identify new capabilities and applications	2014 +			

19

Strong and Rapidly Growing Portfolio of Patents

121

46

EOY 2012 November 2014 Pending 20 86 Issued 26 35

Headset innovations on:

Audio processing

Gaming specific features

HyperSound innovations on:

Emitter construction

Ultrasound and emitter electronics

Digital signal processing techniques

Market uses of ultrasound audio

2014 Performance Against Milestones

TURTLE BEACH CORPORATION

2014

- ✔ Launch broad portfolio of innovative next generation console headsets
- ✔ Strengthen retail relationships and improve in-store experience
- ✔ Improve PC gaming headset offering and introduce accessories
- ✔ Grow market share in non-core markets
- ✔ Achieve large scale retail deployment of HyperSound
- ✔ Complete transition to a public company

2015

- Accelerate console headset growth as new console installed base expands
- Grow newly established China market
- Increase share of PC gaming headsets
- Launch HyperSound healthcare products
- Expand HyperSound Commercial business

2016

- Continued growth of console and PC gaming headsets
- Accelerated growth of HyperSound commercial and healthcare businesses
- Roll-out HyperSound consumer products
- Strategic Acquisitions

21

Financial Summary

2014 Operational Review

First Quarter

Completed merger with Parametric Sound (PAMT) and created publicly traded Turtle Beach Corporation

Refinanced term loan and ABL with new global ABL credit facility

Launched first-to-market new Xbox One headsets

Realized higher than normal revenue and profits as Microsoft introduced its adapter in March to give gamers the ability to use headsets on Xbox One platform

Second Quarter

Completed equity offering and used proceeds to pay down debt and increase liquidity Realized lower than normal revenue due to shift from delayed launch of Xbox One headsets Incurred significant incremental costs to pack and ship MSFT headset adapter due to late arrival of device from MFST

Signaled overall market headset attach rates trending lower than expected

2014 Operational Review

Third Quarter

Reported lower than expected revenue due to continued weakness of console headset market and slight delay in certain product launches

Reiterated that industry attach rates continue to track lower than expected

Announced that West Coast port delays were driving increased logistic costs to expedite product to customers

Fourth Quarter

New Turtle Beach products performed well in a challenging domestic gaming headset market

West Coast port delays continued to drive higher logistics costs

Strong growth in key European markets including U.K., Germany and France

Key Financial Takeaways

TURTLE BEACH CORPORATION

<u>Revenue</u>

- 50% CAGR between 2010 and 2012 to achieve $207 million in annual net sales with approximately 70% domestic / 30% international breakdown
- 2013 highly disrupted by start of console transition cycle and delay in Xbox One headsets to March 2014
- Multiple industry headwinds in 2014 including rapid decline in old generation console user base, greater availability of Microsoft XB1 standalone adapter, lower than expected PS4 attach rates and deep competitor discounting
- Turtle Beach headset revenue growth in 2014 despite challenging overall headset market conditions
- Strong international growth in 2014 including PC gaming with market share gains in U.K., Germany, France and entry into China
- Expecting growing demand for new products as new generation active user base surpasses old generation has company well positioned for 2015
- HyperSound expected to contribute increasingly to the top-line as commercial segment expands and healthcare product launches

25

Key Financial Takeaways

TURTLE BEACH CORPORATION

Gross Margin

- Targeting roughly 30% range for headset business
- 2013 & 2014 margins negatively impacted by early stages of console transition (product mix, adapter logistics costs) and West Coast port issues
- 2015 margins expected to benefit from fuller new gen product portfolio partially offset by pressure from old gen discounting
- HyperSound margins targeted at 50% and therefore will raise overall margins as this business grows

Operating Expenses

- Targeting roughly 20% range for headset business
- Expecting modest increases in staff and marketing to support HyperSound growth
- HyperSound operating expenses begin to leverage in 2016

26

Key Financial Takeaways

Balance Sheet

Signed new global $60 million ABL credit facility with Bank of America on March 31, 2014

Raised net proceeds of $35.6 million through common stock offering in April 2014

Repaid all $17.0 million of outstanding high interest subordinated notes using proceeds from equity offering and lower cost borrowings under credit facility

All outstanding debt now concentrated in our revolving credit facility with Bank of America that carries an interest rate of LIBOR plus 2.5% except

~$8 million that is at LIBOR plus 5%.

Cash interest on TTM basis approximately $1 million

Capital expenditures run approximately $6.0 million annually and are primarily investments in retail displays/kiosk

Investment Summary

Audio technology company with strong existing audio business in gaming headsets combined with disruptive new HyperSound audio technology

Multiple near and long-term growth opportunities

Dominant console gaming headset brand in early stages of once-in- a-decade industry growth cycle

Significant market share opportunities in PC gaming headsets and international markets Growth opportunities from HyperSound in commercial markets and with 2015 entry into $5 billion hearing health category

Margin and EBITDA Expansion Potential

Growing portfolio of new generation headsets and increased contribution from HyperSound to drive gross margin improvement

Positioned to leverage operating cost structure on revenue growth

Strong cash flows to fund business expansion

Contact Information

Corporate Communications

David Lowey

Turtle Beach Corporation david.lowey@turtlebeach.com

+1 619-887-4327

100 Summit Lake Drive, Suite 100 Valhalla, NY 10595

Investor Relations

Anne Rakunas

ICR

Anne.Rakunas@icrinc.com

+1 310-954-1113

12400 Wilshire Boulevard, Suite 1200 Los Angeles, CA 90025

COMPANY WEBSITES

www.turtlebeachcorp.com www.turtlebeach.com www.hypersound.com